FORM 8-K
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 1, 2007
ALPHA PETROLEUM EXPLORATION CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York	2-31471	23-2090563

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer I.D. No.)
1211 North Westshore Blvd., Suite 511, Tampa, FL 33607

Address of Principal Executive Offices Including Zip Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

ITEM 4.01 Changes in Registrant’s Certifying Accountant.
     (a) Effective May 4, 2007, Bernstein & Pinchuk LLP has been engaged as the principal accountant to audit the registrant’s financial statements.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPHA PETROLEUM EXPLORATION CORPORATION
By:	/s/ Roland M. Jermyn
Roland M. Jermyn, Jr., President

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